GEN-003 Positive Phase 2b Clinical Efficacy Results Immunotherapy Candidate for Genital Herpes 12-Month Top-line Results Exhibit 99.2

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• Statistically significant 49% reduction versus placebo in median genital lesion rate over 12 months for selected Phase 3 dose – Expected Phase 3 primary endpoint – Commercial-ready formulation • Positive results from other secondary clinical endpoints • No changes observed to the previously established safety profile 3 12-Month Top-Line Clinical Data Highlights

• Randomized, double-blind, placebo-controlled trial • 131 subjects with a history of recurrent genital herpes • 3 dose groups – Placebo (n=44) – 60 µg per antigen / 50 µg of Matrix-M adjuvant (n=43) – 60 µg per antigen / 75 µg of Matrix-M adjuvant (n=44) • Key elements consistent with prior GEN-003 trials – Inclusion / exclusion criteria, demographics, sites, dose regimen – Planned Phase 3 program shares key design elements • Clinical events collected through daily electronic patient reporting 4 Trial Design Recap

Phase 3 Dose Significantly Reduces Genital Lesion Rate vs. Placebo over 12 Months - Expected Phase 3 Primary Endpoint



Median Genital Lesion Rates[1] Post Treatment
Over 12 Months After Last Dose
Post-Treatment Gential Lesion Rate %
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.5
Phase 3
Dose
2.3
2.8
Placebo
60/50 µg
60/75 µg
% reduction
vs. placebo
-49%
p=0.01
-37%

Wilcoxon Rank Sum test vs. placebo

Notes: (1) Days with visible lesions divided by total days

- 60/50 dose significant impact on genital lesion rate:
  - Reduction vs. placebo consistent with 52% reduction 6 months post dosing
  - Reductions vs. baseline consistent with those from prior Phase 2

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5

6 Consistent, Positive Data From Secondary Clinical Endpoints at 60/50 Dose NS = p>0,05; (1) Wilcoxon Rank Sum test vs. placebo; (2) Log Rank Test; (3) Poisson mixed effect model with empirical variance

Phase 2 extension 24 month • Demonstrated 2-year durability of effect 7 GEN-003 Phase 3 on Track to Start by End of 2017* 2017 12 month Phase 2b Phase 3 Program FDA EoP2 Regulatory Phase 2b maintenance dosing Antiviral combination • Demonstrated clinical, virologic efficacy • Confirmed dose & commercial formulation • Phase 2b extension ongoing • Safety and benefits of GEN-003 in combination with daily antivirals • Safety and efficacy versus placebo * Subject to obtaining capital

• Significant efficacy at expected Phase 3 primary endpoint at Phase 3 dose, using Phase 3 formulation – ~50% fewer days with genital lesions; fewer and shorter genital lesion outbreaks; • GEN-003 Phase 3 program on track to commence in 2017* • Potential new cornerstone treatment for patients with genital herpes – Profile of durable effect on disease with convenient dosing regimen resonates with large, highly dissatisfied patient population – Potential to be first new treatment option in more than 20 years 8 GEN-003 Strongly Positioned Ahead of Phase 3 * Subject to obtaining capital

Q&A 9

Jonathan Poole Chief Financial Officer Phone: +1 617-876-8191 jonathan.poole@genocea.com Jennifer LaVin Media Relations/Corporate Communications Phone: +1 207-360-0473 jennifer.lavin@genocea.com Investor inquiries: Media inquiries: